Exhibit 99.1

BREEZE ACQUISITION CORP. II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Breeze Acquisition Corp. II

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Breeze Acquisition Corp. II (the “Company”) as of May 14, 2026 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of May 14, 2026, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statement, the Company is a Special Purpose Acquisition Corporation that was formed for the purpose of completing a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities on or before May 14, 2027. There is no assurance that the Company will obtain the necessary approvals or raise the additional capital it needs to fund its business operations and complete any business combination prior to May 14, 2027, if at all. The Company also has no approved plan in place to extend the business combination deadline beyond May 14, 2027 and lacks the capital resources needed to fund operations and complete any business combination, even if the deadline to complete a business combination is extended to a later date. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters are also described in Note 1. The financial statement does not include any adjustments that may be necessary should the Company be unable to continue as a going concern.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ CBIZ CPAs P.C.

CBIZ CPAs P.C.

We have served as the Company’s auditor since 2025.

New York, NY

June 1, 2026

BREEZE ACQUISITION CORP. II

BALANCE SHEET

May 14, 2026

ASSETS
Current assets:
Cash and cash equivalents	$510,822
Prepaid expenses	288,831
Total current assets	799,653
Cash held in Trust Account	125,593,750
TOTAL ASSETS	$126,393,403

LIABILITIES, REDEEMABLE ORDINARY SHARES AND SHAREHOLDERS’ DEFICIT:
Current liabilities:
Over allotment liability	$105,000
Due to Sponsor	281,250
Accounts payable	229,890
Accrued expenses	1,965,469
Total Liabilities	2,581,609

Commitments and Contingencies (Note 7)
Ordinary shares subject to possible redemption, 12,500,000 shares at redemption value of $10.025 per share	125,312,500

Shareholders’ Deficit:
Preference shares, $0.0001 par value; 1,250,000 shares authorized; none issued and outstanding	—
Ordinary shares, $0.0001 par value; 125,000,000 shares authorized; 5,848,176 issued and outstanding (excluding 12,500,000 shares subject to possible redemption)(1)	585
Additional paid-in capital	—
Accumulated deficit	(1,501,291)
Total Shareholders’ Deficit	(1,500,706)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$126,393,403

(1)	Includes up to 658,784 ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (Note 6). On May 15, 2026, the Underwriter partially exercised its over-allotment option for an additional 1,500,000 Public Units. As a result, 527,027 of these ordinary shares are no longer subject to forfeiture.

The accompanying notes are an integral part of this financial statement.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

NOTE 1. DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

Breeze Acquisition Corp. II (the “Company”) is a blank check company incorporated in the Cayman Islands on August 20, 2025. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of May 14, 2026, the Company had not commenced any operations. All activity for the period from August 20, 2025 (inception) through May 14, 2026 relates to the Company’s formation and initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash, cash held in trust account, and cash equivalents from the proceeds derived from the Initial Public Offering and sale of Private Units (defined below). The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on May 12, 2026. On May 14, 2026, the Company consummated the Initial Public Offering of 12,500,000 units (the “Units” and, with respect to the Ordinary Shares included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $125,000,000 (see Note 3).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of an aggregate of 447,500 private placement units (collectively, the “Private Units”) to Breeze Sponsor II (the “Sponsor”) at a price of $10.00 per Unit, generating gross proceeds of $4,475,000 (see Note 4).

Following the closing of the Initial Public Offering on May 14, 2026, an amount of $125,593,750 from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (the “Trust Account”), to be invested only in U.S. government treasury obligations with maturities of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which invest only in direct U.S. government treasury obligations, or held as cash or cash items, including in demand deposit accounts at a bank, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

Transaction costs related to the issuances described above amounted to $5,710,654, consisting of $1,562,500 of cash underwriting fees, $3,729,654 of other offering costs, $325,500 of Representative Shares, and $93,000 of Founder Shares to be transferred to an advisor for services (see Note 6). In addition, at May 14, 2026, $510,822 of cash and cash equivalents was held by the Company outside of the Trust Account and is available for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination with one or more target businesses that together have an aggregate fair market value of at least 80% of the value of the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Upon the closing of the Initial Public Offering, management has agreed that an amount equal to at least $10.025 per Unit sold in the Initial Public Offering, including the proceeds from the sale of the Private Units, will be held in the Trust Account.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

The Company will provide its holders of the outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then held in the Trust Account (initially anticipated to be $10.025 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon completion of a Business Combination with respect to the Company’s Share Rights. The Public Shares subject to redemption will be recorded at redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, Distinguishing Liabilities from Equity (“ASC 480”).

If the Company seeks shareholder approval with respect to a proposed Business Combination, the Company will proceed only if a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its articles of association (the “Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 6) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.

Notwithstanding the above, if the Company seeks shareholder approval of a Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, Amended and Restated Memorandum and the Articles of Association provides that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed to waive redemption rights with respect to any Founder Shares (as defined in Note 6) held and any Public Shares they may have acquired during or after the Initial Public Offering in connection with the completion of a Business Combination.

The Company will have until May 14, 2027, 12 months from the closing of the Initial Public Offering to complete a Business Combination (the “Completion Period”), unless otherwise extended. However, if the Company anticipates that it may not be able to consummate a Business Combination within 12 months from the closing of the Initial Public Offering, the Company may, but is not obligated to, by resolution of the board if requested by the initial shareholders, extend the period of time to consummate a Business Combination by seeking shareholder approval to amend the Articles of Association to extend the date by which the Company must consummate the initial Business Combination. If the Company seeks shareholder approval for an extension, holders of Public Shares will be offered an opportunity to redeem their shares, regardless of whether they abstain, vote for, or against, the Company’s initial Business Combination, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (which interest shall be net of taxes paid or payable), divided by the number of then issued and outstanding Public Shares, subject to applicable law. For the avoidance of doubt, the time to complete a Business Combination shall not be extended beyond 12 months without a shareholder vote.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.025 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.025 per Public Share due to reductions in the value of the Trust Account assets, in each case less taxes payable and up to $100,000 of interest to pay dissolution expenses, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Going Concern Consideration

As of May 14, 2026, the Company had a working capital deficit of $1,781,956. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. Prior to the completion of the Initial Public Offering, the Company lacked the liquidity it needed to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statement. The Company has since completed its Initial Public Offering at which time capital in excess of the funds deposited in the Trust Account and/or used to fund offering expenses will be available to the Company for general working capital purposes.

The Company lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the date of the issuance of the financial statement.  Therefore, in connection with the Company’s assessment of going concern considerations in accordance with FASB ASC 205-40, Presentation of Financial Statements - Going Concern, these conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of time within one year after the date that this financial statement is issued. The financial statement does not include any adjustments that might result from the Company’s inability to continue as a going concern.

The Company will have until the end of the Completion Period to consummate a Business Combination. If a Business Combination is not consummated by the end of the Completion Period, there will be a mandatory liquidation and subsequent dissolution of the Company. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after May 14, 2027. The Company intends to complete the initial Business Combination before the mandatory liquidation date. However, there can be no assurance that the Company will be able to consummate any Business Combination by May 14, 2027.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, the Company is eligible take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of May 14, 2026, the Company held cash of $250,000 and cash equivalents of $260,822.

Cash Held in Trust Account

As of May 14, 2026, the Company had $125,593,750 in cash held in the Trust Account.

Ordinary Shares Subject to Possible Redemption

All of the ordinary shares that were sold as part of the Initial Public Offering contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, if there is a shareholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s amended and restated certificate of incorporation. In accordance with ASC 480, conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. The Company did not specify a maximum redemption threshold. However, any threshold in its charter would not change the nature of the underlying shares as redeemable and thus Public Shares would be required to be disclosed outside of permanent equity. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value ($10.025 per share as of May 14, 2026) at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional capital, in accumulated deficit.

As of May 14, 2026, the Ordinary shares reflected in the balance sheet is reconciled in the following table:

Gross proceeds	$125,000,000
Less:
Proceeds allocated to Public Share Rights	(2,750,000)
Proceeds allocated to Over allotment liability	(105,000)
Issuance costs allocated to Ordinary Shares	(5,440,243)
Plus:
Accretion of carrying value to redemption value	8,607,743
Ordinary shares subject to possible redemption	$125,312,500

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A - Expenses of Offering. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Initial Public Offering. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction in equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $5,710,654, consisting of $1,562,500 of cash underwriting fees, $3,729,654 of other offering costs, $325,500 of Representative Shares, and $93,000 of Founder Shares to be transferred to an advisor for services (see Note 6). As such, the Company recorded $5,440,243 of offering costs as a reduction of temporary equity and $270,411 of offering costs as a reduction of permanent equity.

Income Taxes

The Company accounts for income taxes under ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carryforwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statement. Since the Company was incorporated on August 20, 2025, the evaluation was performed for the 2025 tax year which will be the only period subject to examination.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of May 14, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. There are no taxes in the Cayman Islands, and accordingly, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, Fair Value Measurement, approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. US GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. The underwriters’ over-allotment option is deemed to be a freestanding financial instrument indexed on the contingently redeemable shares and will be accounted for as a liability pursuant to ASC 480 if not fully exercised at the time of the Initial Public Offering.

Share Rights

The Company will account for the Public and Private Placement Rights issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and will classify the rights under equity treatment at their assigned values. There are 12,500,000 Public Share Rights and 447,500 Private Share Rights outstanding as of May 14, 2026.

Risks and Uncertainty

The United States and global markets continue to experience volatility and disruption resulting from geopolitical instability, including the ongoing Russia-Ukraine conflict and escalating conflicts in the Middle East, including those involving the United States, Israel and Iran. These events and related actions by the United States, the United Kingdom, the European Union and other countries, including the imposition of sanctions and the provision of military and other assistance, have contributed to global economic uncertainty. The resulting conditions have led, and may continue to lead, to disruptions in global markets, including volatility in commodity prices and capital markets, supply chain interruptions (including disruptions to key maritime routes), heightened cybersecurity risks and reduced liquidity in financial markets. The extent and duration of these impacts remain uncertain.

Any of the above mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalating conflicts in the Middle East and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Recent Accounting Standards

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amendments in this ASU require disclosure of incremental income tax information within the rate reconciliation and expanded disclosures of income taxes paid, among other disclosure requirements. This ASU is effective for fiscal years beginning after December 15, 2024, with early adoption permitted. This ASU did not have a material impact on the Company’s financial statements and disclosures.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

NOTE 3. INITIAL PUBLIC OFFERING

The registration statement for the Company’s Initial Public Offering was declared effective on May 12, 2026. On May 14, 2026, the Company consummated the Initial Public Offering of 12,500,000 Units, generating gross proceeds of $125,000,000. Each Unit had an offering price of $10.00 and consisted of one ordinary share and one right. Each right entitles the holder to receive one-fifth of one ordinary share upon consummation of the Business Combination. The Company will not issue fractional shares in connection with a conversion of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman Islands law.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of an aggregate of 447,500 Private Units at a price of $10.00 per Private Unit, generating gross proceeds of $4,475,000. Each private unit in this offering, which has an offering price of $10.00, consists of one ordinary share and one right which entitles the holder thereof to receive one-fifth of one ordinary share upon consummation of our initial business combination. A portion of the proceeds from the sale of the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination, the proceeds from the sale of the Private Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Units will expire worthless. The Private Units are identical to the Public Units sold in the Initial Public Offering. However, the Company’s initial shareholders have agreed to (i) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and Public Shares in connection with the completion of our initial business combination; (ii) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and Public Shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of the company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its Public Shares if it has not consummated an initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; (iii) waive their rights to liquidating distributions from the trust account with respect to their Founder Shares or Private Placement Shares if the company fails to complete our initial business combination within the completion window, although they will be entitled to liquidating distributions from the trust account with respect to any Public Shares they hold if the company fails to complete its initial business combination within the prescribed time frame and to liquidating distributions from assets outside the trust account; and (iv) vote any Founder Shares and Private Placement Shares held by them and any Public Shares purchased during or after the initial public offering (including in open market and privately-negotiated transactions, aside from shares they may purchase in compliance with the requirements of Rule 14e-5 under the Exchange Act, which would not be voted in favor of approving the business combination transaction) in favor of our initial business combination. The Private Units sold in the Private Placement including the underlying securities and the working capital units that may be issued upon conversion of working capital loans including underlying securities may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

NOTE 5. SEGMENT INFORMATION

ASC Topic 280, Segment Reporting, establishes standards for companies to report, in their financial statements, information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reportable segment.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in net income or loss and total assets, which include the following:

May 14, 2026
Cash and cash equivalents	$510,822
Prepaid expenses	288,831
Cash held in Trust Account	125,593,750
Total assets	$126,393,403

The CODM reviews formation, general and administrative expenses to manage and forecast cash to ensure enough capital is available to complete a business combination or similar transaction within the business combination period. The CODM also reviews formation, general and administrative expenses to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. Formation, general and administrative expenses, as reported on the statement of operations, are the significant segment information provided to the CODM on a regular basis. All other segment items included in net income or loss are reported on the statement of operations and described within their respective disclosures.

The CODM reviews the position of total assets available with the Company to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company.

NOTE 6. RELATED PARTY TRANSACTIONS

Founder Shares

On September 8, 2025, the Sponsor was issued 4,791,667 ordinary shares (the “Founder Shares”) for an aggregate price of $25,000 paid to cover certain expenses on behalf of the Company. On October 7, 2025, the Company and underwriters amended the underwriters’ engagement letter to increase the amount of ordinary shares held by Sponsor, on an as-converted basis, from 25% to 26% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor does not purchase any Public Shares in the Initial Public Offering). On October 21, 2025, an additional 259,009 Founder Shares were issued to our Sponsor for a total of 5,050,676 Founder Shares outstanding for total consideration paid of $25,000, or approximately $0.005 per share.

The Founder Shares include an aggregate of up to 658,784 ordinary shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that the Sponsor will own, on an as-converted basis, 26% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor does not purchase any Public Shares in the Initial Public Offering).

On May 15, 2026, the Underwriter partially exercised its over-allotment option for an additional 1,500,000 Public Units. As a result, 527,027 Founder Shares are no longer subject to forfeiture.

The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 26% of the number of ordinary shares outstanding upon completion of the Initial Public Offering assuming the underwriters’ over-allotment option is exercised.

The Sponsor has agreed not to transfer, assign or sell its Founder Shares until the earlier to occur of: (i) six months after the date of the consummation of the Company’s Initial Business Combination and (2) the date on which the Company consummates a liquidation, merger, share exchange, reorganization, or other similar transaction after the Company’s initial business combination that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property. If the last sale price of the Company’s ordinary shares equals or exceed $15.00 per share (as adjusted for share subdivisions, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period after our initial business combination, the Founder Shares will be released from the lock-up. The Private Units (including the underlying securities) will not be transferable, assignable or saleable until after the completion of the Company’s initial business combination (except to certain permitted transferees).

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

Transfer of Founder Shares

The Sponsor has agreed to transfer an aggregate of 100,000 Founder Shares with an aggregate target value of $1,000,000 to certain of the Company’s service providers. To the extent the aggregate value of the Founder Shares transferred is less than $1,000,000, the shortfall is payable in cash or additional shares. The Founder Shares are transferred in exchange for their respective professional services to the Company through the Company’s initial public offering.

The transfer of Founder Shares to the holders are in the scope of FASB ASC Topic 718, Compensation-Stock Compensation (“ASC 718”). The Company evaluated the classification under ASC 718 and determined that the transfer of the Founder Shares are liability classified because of the settlement feature that requires the Sponsor to transfer $1,000,000 in value to the service provider in cash or additional shares regardless of the value of the 100,000 Founder Shares. The compensation cost for the transfer of the Founder Shares is measured and recognized at the date the performance condition was probable (i.e., upon the IPO). As of May 14, 2026, the performance condition was probable, and the Company measured and recognized the compensation cost of $93,000 or $0.93 per share (see Note 7).

The fair value was derived from the Company’s publicly traded share price of $10.00, adjusted for (1) a discount for lack of marketability of 0.50%, (2) an estimated 11.00% probability of completing a business combination, and (3) a 15.00% discount for expected forfeiture of shares. The fair value measurement is classified as a Level 3 valuation and was performed as a one-time measurement upon the closing of the Initial Public Offering.

In addition to the transfer of Founder Shares to service providers described above, the Sponsor has agreed to transfer an aggregate of 140,000 Founder Shares to the independent directors of the Company, for an aggregate consideration of $128,800 or $0.92 per share. The Founder Shares were granted in exchange for their respective professional services to the Company through the Company’s initial business combination. The transfer of Founder Shares to the directors are in the scope of ASC 718, and the associated share-based compensation of the equity classified awards is measured at fair value upon the assignment date. The Founder Shares are subject to a performance condition (i.e., providing services through Business Combination). Share-based compensation would be recognized at the date a Business Combination is considered probable (i.e., upon consummation of a Business Combination) As of May 14, 2026, the Company determined that the initial Business Combination is not considered probable and therefore no compensation expense has been recognized.

The number of Founder Shares ultimately transferred is subject to adjustment based on the director’s service period. If a director ceases to serve on the Board prior to the consummation of the initial business combination, the number of shares awarded is reduced on a pro rata basis based on the number of months served relative to the total service period through the business combination.

The fair value was derived from the Company’s publicly traded share price of $10.00, adjusted for (1) a discount for lack of marketability of 0.50%, (2) an estimated 11.00% probability of completing a business combination, (3) a 99.00% probability of completing an initial public offering, and (4) a 15.00% discount for expected forfeiture of shares. The fair value measurement is classified as a Level 3 valuation and was performed as a one-time measurement upon the closing of the Initial Public Offering.

Promissory Note - Related Party

On August 20, 2025, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Promissory Note”). On January 25, 2026, the Company and the Sponsor amended the promissory note to increase the facility to $2,000,000. This loan is non-interest bearing and payable on the earlier of December 31, 2026 or the date on which Company consummates an initial public offering of its securities. On May 14, 2026, the Company paid the entire outstanding balance under the Promissory Note, and as such as of May 14, 2026, the Company had $0 outstanding under the Promissory Note.

Working Capital Loans and Extension Loans

In order to meet our working capital needs following the consummation of the Initial Public Offering until completion of an initial Business Combination, our founders, officers and directors or their affiliates or designees may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (“Working Capital Loans”). Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our Business Combination into working capital units at a price of $10.00 per unit. If we do not complete our initial Business Combination, the loans would be repaid out of funds not held in the trust account, and only to the extent funds are available. As of May 14, 2026, the Company had no Working Capital Loans outstanding.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

Administrative Support Agreement

The Company is obligated, commencing on the date of Initial Public Offering, to pay the Sponsor, a monthly fee of $5,000 for general and administrative services.

Due to Sponsor

The amount recorded in Due to Sponsor of $281,250 represents the Sponsor’s required funding for additional Private Placement Units in the event that the Underwriter exercised its over-allotment option in full. This amount was held in cash of the Trust Account at May 14, 2026. On May 15, 2026, the Underwriter partially exercised its over-allotment option for an additional 1,500,000 Public Units. As a result, an amount of $225,000 was held in the Trust Account for proceeds from the additional Private Placement Units related to the partial exercise of the over-allotment option and $56,250 was returned to the Sponsor.

NOTE 7. COMMITMENTS AND CONTINGENCIES

Registration and Shareholder Rights Agreement

The holders of the (i) Founder Shares, which were issued in a private placement prior to the closing of the Initial Public Offering, (ii) Private Units (and the securities comprising such units) which will be issued in a private placement simultaneously with the closing of the Initial Public Offering and (iii) Private Units (and the securities comprising such units) that may be issued upon conversion of Working Capital Loans will have registration rights to require the Company to register a sale of any of the Company’s securities held by them and any other securities of the Company acquired by them prior to the consummation of the Business Combination pursuant to a registration rights agreement to be signed prior to or on the effective date of the Initial Public Offering. Pursuant to the registration rights agreement and assuming the underwriters exercise their over-allotment option in full and $1,500,000 of Working Capital Loans are converted into Private Units, the Company will be obligated to register up to 6,151,426 Ordinary Shares and 625,625 Private Placement Rights (if the underwriters’ over-allotment option is exercised in full) . The number of Ordinary Shares includes (i) 5,050,676 Ordinary Shares issued as Founder Shares, (ii) 475,625 Ordinary Shares comprising part of the Private Units, (iii) 95,125 Ordinary Shares to be issued upon conversion of Private Placement Rights as part of the Private Units, (iv) 150,000 Ordinary Shares comprising part of the Private Units issued upon conversion of Working Capital Loans, (v) 30,000 Ordinary Shares to be issued upon conversion of Private Placement Rights as part of the working capital units upon conversion of Working Capital Loans and (vi) 350,000 representative shares. The number of Private Placement Rights includes 475,625 Private Placement Rights (if the underwriters’ over-allotment option is exercised in full) as part of the Private Units and 150,000 Private Placement Rights as part of the working capital units upon the conversion of Working Capital Loans. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of the Initial Public Offering.

Underwriting Agreement

Pursuant to the underwriting agreement, the Sponsor and the executive officers and directors have agreed that, for a period of 180 days from the date of the Initial Public Offering, will not, without the prior written consent of the representative, offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or share right to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any units, share rights, ordinary shares or any other securities convertible into, or exercisable or exchangeable for, any units, ordinary shares, Founder Shares or share rights, subject to certain exceptions. The representative in its discretion may release any of the securities subject to these lock-up agreements at any time without notice, other than in the case of the officers and directors, which shall be with notice. The Sponsor, officers and directors are also subject to separate transfer restrictions on their Founder Shares and private placement shares pursuant to the letter agreement described herein.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to 1,875,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions.

The underwriters were entitled to a cash underwriting discount of 1.25% of the gross proceeds of the units offered in the Initial Public Offering, or $1,562,500 in the aggregated (or $1,796,875 in the aggregate if the underwriters’ over-allotment option is exercised in full), payable to the underwriters upon the closing of this offering.

Representative Shares

The Company issued to the representative and/or its designees 350,000 ordinary shares for $0.01 per share at the closing of the Initial Public Offering as representative shares (the “Representative Shares”). The Representative Shares are deemed to be underwriting compensation by Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110. In addition, the representative has agreed (i) to not transfer, assign or sell any such shares without the Company’s written consent until the completion of Company’s initial Business Combination, (ii) to waive its redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of the initial Business Combination, and (iii) to waive its rights to liquidating distributions from the Trust Account with respect to such shares if the Company does not complete the initial Business Combination within the Combination Period. The excess of the fair value of the Representative Shares over the $0.01 per share issuance price was recorded as an offering cost.

The Company determined the fair value of the representative shares to be approximately $0.93 per share based on a market-based approach. The fair value was derived from the Company’s publicly traded share price of $10.00, adjusted for (1) a discount for lack of marketability of 0.5% and (2) an estimated 11.0% probability of completing a business combination. The fair value measurement is classified as a Level 3 valuation and was performed as a one-time measurement upon the closing of the Initial Public Offering.

Advisory Services Agreement

In connection with the Company’s Initial Public Offering, the Company and its Sponsor entered into an engagement with advisors (the “Advisors”) to provide strategic legal and advisory services in connection with the IPO.

Pursuant to the engagement, the Advisors are entitled to receive cash fees consisting of (i) a one-time payment of $800,000 payable upon the closing of the IPO and (ii) quarterly payments of $350,000 for four consecutive quarters, totaling $1,400,000, with the first payment due at the closing of the IPO and the remaining payments due at the end of each of the three subsequent fiscal quarters. Of the total $1,400,000 in quarterly payments, $1,050,000 is included in accrued expenses on the Company’s unaudited condensed consolidated balance sheet as of May 14, 2026.

In addition, at the closing of the IPO, the Sponsor agreed to transfer to the Advisors 100,000 Founder Shares with an aggregate target value of $1,000,000, determined based on the IPO valuation of such Founder Shares (see Note 6). To the extent the aggregate value of the Founder Shares transferred is less than $1,000,000, the shortfall is payable in cash or additional shares.

As determined in Note 6, the fair value of the 100,000 Founder Shares to be transferred was $93,000. Accordingly, the Company recorded a liability of $907,000 within accrued expenses at May 14, 2026.

NOTE 8. SHAREHOLDERS’ DEFICIT

Preference shares — The Company is authorized to issue 1,250,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of May 14, 2026, there were no preference shares issued or outstanding.

Ordinary shares — The Company is authorized to issue 125,000,000 Ordinary shares with a par value of $0.0001 per share. On September 8, 2025, the Company issued 4,791,667 ordinary shares, which are considered issued and outstanding as of September 8, 2025. On October 21, 2025, an additional 259,009 Founder Shares were issued to our Sponsor for a total of 5,050,676 Founder Shares issued and outstanding. Of the 5,050,676 ordinary shares outstanding, an aggregate of up to 658,784 shares are subject to forfeiture to the Company by the Sponsor for no consideration to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that the initial Shareholder will collectively own 26% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering (assuming they do not purchase any units in the Initial Public Offering). On May 15, 2026, the Underwriter partially exercised its over-allotment option for an additional 1,500,000 Public Units. As a result, 527,027 Founder Shares are no longer subject to forfeiture.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by Shareholders.

Rights — Except in cases where the Company is not the surviving company in a business combination, each holder of a right will automatically receive one-fifth (1/5) of one ordinary share upon consummation of the initial Business Combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman law. In the event the Company is not the surviving company upon completion of the initial Business Combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-fifth (1/5) of one ordinary share underlying each right upon consummation of the Business Combination. If the Company is unable to complete the initial Business Combination within the required time period and the Company will redeem the public shares for the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.

NOTE 9. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects Management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on assessment of the assumptions that market participants would use in pricing the asset or liability.

The over-allotment option was accounted for as a liability in accordance with ASC 815-40 and was presented within liabilities on the balance sheet. The over-allotment liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of over-allotment liability in the statement of operations. The fair value of the over-allotment option is $105,000, or $0.06 per option unit.

The Company used a Black-Scholes model to value the over-allotment option. The over-allotment option liability was classified within Level 3 of the fair value hierarchy at the measurement date due to the use of unobservable inputs inherent in pricing models are assumptions related to expected share-price volatility, expected life and risk-free interest rate. The Company estimates the volatility of its ordinary shares based on historical volatility that matches the expected remaining life of the option. The risk-free interest rate is based on the U.S. Constant Maturity Treasury rates on the grant date for a maturity similar to the expected remaining life of the option. The expected life of the option is assumed to be equivalent to their remaining contractual term.

BREEZE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

May 14, 2026

May 14, 2026
Underlying stock price	$10.00
Exercise price	$10.00
Volatility	2.00%
Time to expiration	0.12
Risk-free rate	3.72%

The fair value of the Public and Private Rights issued in the Initial Public Offering is approximately $2,848,450, or approximately $0.22 per Public and Private Right. The fair value of the Public and Private Rights were determined using a Monte Carlo simulation model. The Public and Private Rights issued in the Initial Public Offering have been classified within shareholders’ deficit and will not require remeasurement after issuance.

The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Public and Private Rights issued in the Initial Public Offering:

May 14, 2026
Implied Ordinary share price	$9.78
Volatility	3.00%
Expected term to de-SPAC (years)	1.00
Probability of de-SPAC and instrument-specific market adjustment	11.00%
Risk-free rate	3.91%

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Except as noted below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Subsequent to the Initial Public Offering, the Underwriter partially exercised the over-allotment option for the purchase of an additional 1,500,000 Units at a price of $10.00 per Unit. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share, and one right. Each Right entitles the holder thereof to receive one-fifth (1/5) of one ordinary share. The underwriters were entitled to a cash underwriting discount of 1.25% of the gross proceeds of the units offered in the Initial Public Offering, which is approximately $187,500. In conjunction with the Underwriter’s partial exercise of the over-allotment option, the Sponsor purchased an additional 22,500 Private Placement Units for $225,000. As the over-allotment option was only partially exercised, 131,757 Founder Shares were forfeited by the Sponsor for no consideration, effective May 15, 2026. On May 15, 2026 an amount of $15,037,500 from the partial exercise of the over-allotment option and additional Private Units was deposited into the Trust Account.